UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023 (June 26, 2023)

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energy 11, L.P. (the “Partnership”) is filing this report in accordance with Items 1.01 and 2.03 of Form 8-K.

Item 1.01 – Entry into a Material Definitive Agreement

On June 26, 2023, the Partnership and its wholly-owned subsidiary, as borrowers, and BancFirst, as administrative agent for the lenders (the “Lender”), entered into an amendment (“Fourth Amendment”) that amends the calculation of the Current Ratio as defined in Section 9.01 of the original loan agreement (“BF Loan Agreement”). The Current Ratio covenant requires the Partnership maintain a minimum ratio of current assets to current liabilities of 1.00 to 1.00. As amended, beginning with the quarter ended June 30, 2023, the Partnership is permitted to exclude all loans outstanding (“BF Credit Facility”) under the BF Loan Agreement in its calculation of current liabilities.

All other terms and conditions of the Loan Agreement and its subsequent amendments remain in effect. The BF Credit Facility matures on March 1, 2024, and at the time of the filing of this Form 8-K, the outstanding balance on the BF Credit Facility was $8 million.

The foregoing summary of the Fourth Amendment does not purport to be complete statements of the terms and conditions under the Fourth Amendment, and are qualified in their entirety by the full terms and conditions of the Fourth Amendment, which is filed as exhibit 10.1.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

EXHIBIT NUMBER	Description Of Exhibit

10.1

Fourth Amendment to Credit Agreement dated effective as of June 26, 2023 by and among Energy 11 Operating Company, LLC and Energy 11, L.P., as Borrowers, BancFirst, as Administrative Agent and the Lenders Party hereto*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 29, 2023

ENERGY 11, L.P.

		By:	/s/ David S. McKenney
David S. McKenney
Chief Financial Officer of Energy 11 GP, LLC